SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2004

Med Diversified, Inc.

(Exact name of registrant as specified in its charter)

Nevada	84-1037630
(State of other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor Andover, MA 01810
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 323-2500

Not Applicable
(Former name or former address, if changed since last report)

Item 1.                    Changes in Control of Registrant.

Not Applicable

Item 2.                    Acquisition or Disposition of Assets.

Not Applicable

Item 3.                    Bankruptcy or Receivership.

Not Applicable

Item 4.                    Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5.                    Other Events and Regulation FD Disclosure.

Not Applicable

Item 6.                    Resignations of Registrant’s Directors.

Not Applicable

Item 7.                    Financial Statements and Exhibits.

(a)           Financial Statements.

Not Applicable

(b)           Pro Forma Financial Information.

Not Applicable

(c)           Exhibits.

Not Applicable

Item 8.                    Change of Fiscal Year.

Not Applicable

Item 9.                    Regulation FD Disclosure.

On June 22, 2004, the U.S. Bankruptcy Court for the Eastern District of New York continued until July 23, 2004 the hearing that originally had been scheduled to begin on June 25, 2004 to consider confirmation of our proposed Second Amended Plan of Liquidation (“Plan”) under Chapter 11 of the Bankruptcy Code.

The Bankruptcy Court also continued until July 23, 2004 the hearings to consider confirmation of: (1) the Second Amended Plan of Liquidation of our wholly-owned subsidiary, Resource Pharmacy, Inc., and (2) the Second Amended Joint Plan of Reorganization of our wholly-owned subsidiaries, Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc.  The hearing to consider confirmation of the Second Amended Plan of Liquidation of our wholly-owned subsidiary, Trestle Corporation, was not continued and is scheduled to begin on June 28, 2004.

The Bankruptcy Court indicated that if we and certain of our secured creditors are unable to reach an agreement regarding certain tax allocation issues under the Plan by July 9, 2004, it would appoint an examiner to resolve the issues.  If an examiner is appointed by the Bankruptcy Court, it is likely that the hearing to consider confirmation of the Plan will be further continued to a date subsequent to July 23, 2004.

As was provided in our Second Amended Plan of Liquidation, and in all prior versions of such Plan, all shares of our capital stock will be cancelled on the ultimate effective date of our Plan of Liquidation.  Holders of our capital stock will not receive any distribution on account of their cancelled shares.  At such time, we shall cease to exist as a corporate entity and shall be deemed, as a matter of law, dissolved.

Separately, on June 18, 2004, we filed a request seeking to obtain concurrence from the Staff of the Securities and Exchange Commission (“SEC”) that we be permitted to file various disclosure statements and other information relative to our bankruptcy proceedings in lieu of our Annual Report on Form 10-K for the year ended March 31, 2004.  If such concurrence is not forthcoming, we intend to file a Form 12b-25 notifying the SEC of our inability to timely file Form 10-K for the year ended March 31, 2004.

Item 10.                 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Item 11.                 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable

Item 12.                 Results of Operations and Financial Condition.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
(Registrant)

Date: June 24, 2004	By:	/s/ Edwin A. Reilly
Edwin A. Reilly
Chief Operating Officer